UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2010

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

483 Main Street

Harleysville, Pennsylvania 19438

(215) 256-8851

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events

On January 25, 2010, Harleysville National Corporation (“Harleysville”) issued a press release announcing that at its special meeting of shareholders held on January 22, 2010, Harleysville’s shareholders voted to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 26, 2009, by and between Harleysville and First Niagara Financial Group, Inc. (“First Niagara”) and the transactions contemplated by the Merger Agreement pursuant to which First Niagara will acquire Harleysville. The transaction was approved by more than 76% of the shares outstanding and more than 97% of the shares voting on the proposal. Pending regulatory approval, the transaction is expected to close in the first quarter of 2010.

A copy of the press release issued by Harleysville is furnished as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1	Press release dated January 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2010	HARLEYSVILLE NATIONAL CORPORATION

	By:	/S/ GEORGE S. RAPP
	Name:	George S. Rapp
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release dated January 25, 2010.

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